UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported) October 8, 2004
                                                    ---------------


                               Haven Holding, Inc.
    -----------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
     -----------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          000-29977                              65-0965539
     -----------------------------------------------------------------------
     (Commission File Number)                  (IRS Employer
                                            Identification No.)

                   75 Inletview Path, East Moriches, NY    11940
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (631) 878-5694
     -----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant.


(a)(1)As of August 31, 2004, F. X. Duffy & Co., was dismissed as the Company's independent public accounting firm. The decision to dismiss F.X. Duffy & Co. was considered and approved by the Board of Directors of the Company.

        The reports of F. X. Duffy & Co. on our financial statements as of and for the years ended February 28, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the two years ended February , 2003 and 2002, and through the date of the Board's action dismissing F. X. Duffy & Co., there have been no disagreements with F. X. Duffy & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to F. X. Duffy & Co.'s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our financial statements. During 2003 and 2002, and through the date of the Board's action dismissing F. X. Duffy & Co., there have been no "reportable events" requiring disclosure pursuant to Item 304(a)(1)(iv)(B) of Regulation S-B.

(a)(2) On September 1, 2004, the Registrant retained Sherb & Co., LLP. to serve as the Registrant's principal independent accountants.

      During the Company's two most recent fiscal years ended February 28, 2003 and 2003, and the subsequent interim period through the date of the Company's appointment of Sherb & Co., LLP on September 1, 2004, neither the Company nor anyone on its behalf consulted with Sherb & Co., LLP regarding any of the matters or events set forth in Item 304(a)(1)(iv)(B) and (ii) of Regulation S-B.

(a)(3) The Registrant has provided F.X. Duffy & Co. with a copy of this disclosure and has requested that F.X. Duffy & Co. furnish it with a letter addressed to the U.S. Securities and Exchange Commission ("SEC") stating whether it agrees with the above statements. A copy of such response received by the Registrant to that request will be filed as an amendment to this Form 8-K no later than two business days after it is received from F.X. Duffy & Co.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements. N/A
(b) Pro Forma Financial Statements N/A
(c) Exhibits N/A

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HAVEN HOLDING, INC.



Dated: October 1, 2004                      By: /s/ James K. Dorney
                                                -------------------
                                                James K. Dorney
                                                President